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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549
                         -----------------------------

                                   FORM T-1

                        STATEMENT OF ELIGIBILITY UNDER
               THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)
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                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of incorporation                               (I.R.S. Employer
if not a U.S. national bank)                                 Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                           10006
(Address of principal                                          (Zip Code)
executive offices)

                           -------------------------


                    THE CONNECTICUT LIGHT AND POWER COMPANY
              (Exact name of obligor as specified in the charter)


CONNECTICUT                                                     06-030850
(State or other jurisdiction                                 (I.R.S. employer
of incorporation or organization)                            Identification no.)

SELDEN STREET
BERLIN ,CONNECTICUT                                            06037
(Address of principal executive offices)                     (Zip Code)

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                            SUBORDINATED DEBENTURES
                      (Title of the indenture securities)

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ITEM  1.     GENERAL INFORMATION.
             Furnish the following information as to the trustee.

             (a) Name and address of each examining or supervising authority to which it is subject.

             NAME                                            ADDRESS
             ----                                            -------
             Federal Reserve Bank (2nd District)        New York, N.Y.
             Federal Deposit Insurance Corporation      Washington, D.C.
             New York State Banking Department          Albany, N.Y.

             (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

ITEM  2.     AFFILIATIONS WITH OBLIGOR.

             If the obligor is an affiliate of the Trustee, describe each such affiliation.

             None.

ITEM 16.     LIST OF EXHIBITS.

             EXHIBIT 1 -  Restated Organization Certificate of Bankers Trust
                          Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-79862.

             EXHIBIT 2 -  Certificate of Authority to commence business -
                          Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             EXHIBIT 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                          Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             EXHIBIT 4 -  A copy of existing By-Laws of Bankers Trust Company, dated as amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.
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             EXHIBIT 5 -  Not applicable.

             EXHIBIT 6 -  Consent of Bankers Trust Company required by Section
                          321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

             EXHIBIT 7 -  A copy of the latest report of condition of Bankers
                          Trust Company dated as of June 30, 1994 - Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration 33-83618

             EXHIBIT 8 -  Not Applicable

             EXHIBIT 9 -  Not Applicable
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                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of November, 1994.



                                    BANKERS TRUST COMPANY



                                    By: /s/ Scott Thiel
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                                            Scott Thiel
                                            Assistant Treasurer